       10.07.001
                                 ADDENDUM NO.3
                                      to
                        REINSURANCE AGREEMENT INVEOOO1
                                    between
                  INVESTORS INSURANCE CORPORATION OF DELAWARE
             with Administrative Offices in Jacksonville, Florida
                                      and
                   REPUBLIC-VANGUARD LIFE INSURANCE COMPANY
                               of Dallas, Texas



Effective March 1, 1994, Article T Schedule IV is replaced by the following paragraph:

IV.     SCHEDULE IV

A.      POLICY EXPENSE ALLOWANCES - GUARANTEED ANNUITY

                                                          Allowance
                                  Allowance       and     as a % of
                                  as a % of            End-of-Month
Issue Year                          Premium           Account Value
1991                                  14.2%                  0.015%
Thereafter                            12.2%                  0.015%

For issues with a 3% guaranteed rate in the states of Florida, Texas, Indiana, and Arizona on or after January 1, 1994 until the earlier of June 30, 1994 or the date on which the American Annuity is approved in the state, the Allowance as a percentage of Premium shall be 13.7%.

For issues with a 3% guaranteed rate in the states where the American Annuity is approved, the Allowance as a percentage of Premium shall be 9.2%.



B.      POLICY EXPENSE ALLOWANCES - AMERICAN ANNUITY

                                                          Allowance
                                  Allowance       and     as a % of
                                  as a % of            End-of-Month
Issue Year                          Premium           Account Value
1993 & later                         13.0%                  0.015%
















       10.07.002
                                  ADDENDUM NO.3
                                       to
                          REINSURANCE AGREEMENT INVEOOO1
                                     between
                   INVESTORS INSURANCE CORPORATION OF DELAWARE


INVESTORS INSURANCE CORPORATION             REPUBLIC-VANGUARD LIFE
                                            INSURANCE COMPANY





/s/ Richard T. Magsam                       Courtland C. Smith
By                                          By

Title: Senior Vice President                Title: Asst VP

Date: 3/14/94                               Date: 3/17/94

Location: Jacksonville, Fl.                 Location: Dallas, Tx






/s/ Linda R. Willis                         /s/ Gary Lee
Witness                                     Witness